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


                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934


Date of earliest event reported:  July 2, 1996


                    American Airlines, Inc.
     (Exact name of registrant as specified in its charter)

        Delaware          1-2691            13-1502798
    (State or other      (Commiss        (I.R.S. Employer
      jurisdiction       ion File       Identification No.)
    of incorporation)     Number)

 4333 Amon Carter Blvd.
   Fort Worth, Texas                           76155
 (Address of principal                      (Zip Code)
   executive offices)

Registrant's telephone number,   (817) 963-1234
including area code

Item 2.  Disposition of Assets.

AMR Corporation ("AMR"), parent company of American Airlines, Inc. ("American" or the "Company"), announced that as of July 2, 1996 it had completed the reorganization of its information technology businesses known as The SABRE Group into separate, wholly-owned subsidiaries of AMR (the "Reorganization").

Prior to the Reorganization, most of The SABRE Group's business units were divisions of American. As part of the Reorganization, all of the businesses of The SABRE Group, including American's SABRE Travel Information Network, SABRE Computer Services, SABRE Development Services, and SABRE Interactive divisions, and certain buildings, equipment, and American's leasehold interest in certain other buildings used by The SABRE Group were combined in subsidiaries of American (the "SABRE Group subsidiaries"), and the SABRE Group subsidiaries were dividended by American to AMR. Also as part of the Reorganization, $850 million of American's long-term debt owed to AMR was repaid through the transfer by American to AMR of an $850 million debenture issued by one of the SABRE Group subsidiaries to American.

AMR is continuing to study, as it has in the past, additional SABRE Group transactions. No decisions have been made, however, as to what, if any, transactions involving
The SABRE Group may occur.

The accompanying unaudited pro forma consolidated statements of operations are presented to reflect the Company's results of operations as if the Reorganization had been completed on January 1,1995. The accompanying unaudited pro forma condensed consolidated balance sheet is presented to reflect the Company's financial position on March 31,1996, as if the Reorganiztion had occurred on that date.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transactions had been consummated as presented in the accompanying pro forma condensed consolidated financial statements, nor is it necessarily indicative of future results of operations.

The  pro  forma condensed consolidated financial  statements
should   be   read   in  conjunction  with  the   historical
consolidated financial statements and related notes thereto of the Company.

American Airlines, Inc.
Pro Forma Consolidated Statement of Operations
Year ended December 31,1995
(Unaudited) (In millions)
                                            Pro            Pro
                                           Forma          Forma
                           Historical   Adjustments    As Adjusted
Revenues
  Airline Group:
    Passenger               $  13,134   $        -     $   13,134
    Cargo                         668            -            668
    Other                         699            -            699
                               14,501            -         14,501

  Information Services Group    1,391       (1,391) (a)         -
    Less: Intergroup revenues    (483)         483  (d)         -
Total operating revenues       15,409         (908)        14,501

Expenses
  Wages, salaries and benefits  5,183         (367) (a)     4,816
  Aircraft fuel                 1,565            -          1,565
  Commissions to agents         1,236            -          1,236
  Depreciation and amortization 1,138         (164) (a)       964
                                               (10) (b)
  Other rentals and landing fees  802          (31) (a)       771
  Food service                    675            -            675
  Aircraft rentals                604            -            604
  Maintenance materials and
   repairs                        494            -            494
  Other operating expenses      2,259         (445) (a)     2,297
                                               483  (d)
  Restructuring costs             485            -            485
    Total operating expenses   14,441         (534)        13,907
Operating Income                  968         (374)           594

Other Income (Expense)
  Interest income                 23             -             23
  Interest expense             (543)            (6) (a)      (467)
                                                 9  (b)
                                                73  (c)
  Miscellaneous - net           (55)            (1) (a)       (56)
                               (575)            75           (500)
Earnings Before Income
Taxes and Extraordinary Loss    393           (299)            94
Income tax provision            172           (114) (e)        58
Earnings Before
 Extraordinary Loss             221           (185)            36
   Extraordinary Loss,
 Net of Tax Benefit             (13)             -            (13)
Net Earnings                $   208      $    (185)    $       23

See accompanying notes.

American Airlines, Inc.
Pro Forma Consolidated Statement of Operations
Three months ended March 31, 1996
(Unaudited) (In millions)
                                           Pro             Pro
                                          Forma           Forma
                          Historical  Adjustments      As Adjusted
Revenues
  Airline Group:
    Passenger               $   3,287  $         -     $    3,287
    Cargo                         160            -            160
    Other                         192            -            192
                                3,639            -          3,639

  Information Services Group      386         (386) (a)         -
  Less: Intergroup revenues      (123)         123  (d)         -
Total operating revenues        3,902         (263)         3,639
Expenses
  Wages, salaries and benefits  1,332          (98) (a)     1,234
  Aircraft fuel                   424            -            424
  Commissions to agents           296            -            296
  Depreciation and amortization   271          (41) (a)       227
                                                (3) (b)
  Other rentals and landing fees  197           (9) (a)       188
  Food service                    154            -            154
  Aircraft rentals                148            -            148
  Maintenance materials and
    repairs                       134            -            134
  Other operating expenses        588         (116) (a)       595
                                               123  (d)
    Total operating expenses    3,544         (144)         3,400
Operating Income                  358         (119)           239

Other Income (Expense)
  Interest income                   5            -              5
  Interest expense               (111)          (2) (a)       (93)
                                                 2  (b)
                                                18  (c)
  Miscellaneous - net              (1)          (1) (a)        (2)
                                 (107)          17            (90)
Earnings Before Income Taxes      251         (102)           149
Income tax provision              101          (39) (e)        62
Net Earnings                  $   150    $     (63)      $     87

See accompanying notes.

American Airlines,Inc.
Proforma Condensed Consolidated Balance Sheet
March 31,1996
(Unaudited) (In millions)
                                            Pro         Pro
                                           Forma       Forma
                             Historical  Adjustments As Adjusted
Assets

Current Assets
  Cash                        $      31 $    (1) (f)  $       30
  Short-term investments            791    (111) (g)         550
                                           (130) (i)
  Receivables, net                1,222     (53) (f)       1,169
  Inventories, net                  532       -              532
  Other current assets              469     (28) (f)         441
   Total current assets           3,045    (323)           2,722

Equipment and Property
 Flight equipment, net            8,902       -            8,902
 Other equipment and
  property, net                   1,811    (483) (f)       1,328
                                 10,713    (483)          10,230

Equipment and Property Under Capital Leases

Flight equipment, net             1,251       -            1,251
Other equipment and property, net   160     (68) (f)          92
                                  1,411     (68)           1,343

Route acquisition costs, net        996       -              996
Other assets, net                 1,402     (67) (f)       1,322
                                            (13) (g)
                              $  17,567 $  (954)      $   16,613

See accompanying notes.

American Airlines, Inc.
Pro Forma Condensed Consolidated Balance Sheet, Continued
March 31,1996
(Unaudited) (In millions)
                                            Pro         Pro
                                           Forma       Forma
                             Historical  Adjustments As Adjusted
Liabilities and Stockholder's Equity

Current Liabilities
 Accounts Payable             $   803 $     (43) (f) $     760
 Payable to affiliates            968       130  (f)       968
                                           (130) (i)
 Accrued liabilities            1,558       (64) (f)     1,494
 Air traffic liability          1,707         -          1,707
 Current maturities of
   long-term debt                  33         -             33
 Current obligations under
   capital leases                 125         -            125
Total current liabilities       5,194      (107)         5,087

Long-term debt, less
  current maturities            1,170         -          1,170
Long-term debt due to Parent    1,676      (850) (h)       826
Obligations under capital leases,
  less current obligations      1,702      (124) (g)     1,578
Deferred income taxes             479       (56) (f)       423
Other liabilities, deferred gains,
deferred credits and
postretirement benefits         3,552       (67) (f)     3,485

Stockholder's Equity
Common stock                        -         -              -
Additional paid-in capital      1,699         -          1,699
Retained earnings               2,095      (600) (f)     2,345
                                            850  (h)
                                 3,794      250          4,044
                             $  17,567  $  (954)    $   16,613

See accompanying notes.

NOTES   TO   PRO  FORMA  CONDENSED  CONSOLIDATED   FINANCIAL
STATEMENTS (Unaudited)

The accompanying pro forma consolidated statements of operations for the year ended December 31, 1995 and the three months ended March 31, 1996 reflect the following pro forma adjustments assuming the Reorganization had been consummated on January 1, 1995.

(a) To remove the historical results of operations of the divisions of American dividended to AMR.

(b)   To reflect the estimated decrease in depreciation  and
  amortization  expense  due  to  the  removal  of   certain
  buildings, equipment, and American's leasehold interest in certain other buildings used by The SABRE Group, and to record the estimated decrease in interest expense as a result of the extinguishment of the capital lease obligation associated with American's leasehold interest.

(c) To remove the interest expense associated with the repayment of $850 million of American's long-term debt owed to AMR.

(d)    To   reflect  expenses  of  the  Company  which  were
  previously eliminated in consolidation.

(e) To reflect the estimated tax impact of the above adjustments.



The accompanying pro forma condensed consolidated balance sheet reflects the following pro forma adjustments for the Reorganization as if it had been consummated on March 31, 1996.

(f) To remove the assets and liabilities of the divisions of American dividended to AMR and to reflect the removal of certain buildings, equipment, and the leasehold interest in certain other buildings and the related deferred income taxes.

(g) To reflect the extinguishment of the capital lease obligation associated with American's leasehold interest in certain buildings used by The SABRE Group.

(h)      To  reflect  the  repayment  of  $850  million   of
  American's long-term debt owed to AMR.

(i) To reflect the repayment of American's payable to The SABRE Group.

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                          SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICAN  AIRLINES,INC.



                                        /s/Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated: July 17, 1996